                                  Exhibit 99.1

                             Joint Filer Information

Name of Joint Filer:                   Fidelity National Title Group, Inc.

Address of Joint Filer:                601 Riverside Avenue
                                       Jacksonville, Florida 32204

Relationship of Joint Filer to Issuer: 10% owner

Issuer Name and Ticker or              Black Knight Financial Services, Inc.
Trading Symbol:                        [BKFS]

Date of Event Requiring Statement
(Month/Day/Year):                      May 26, 2015

Designated Filer:                      FNTG Holdings, LLC

Signature:

FIDELITY NATIONAL TITLE GROUP, INC.

By: /s/ Michael L. Gravelle
    ------------------------------
    Name: Michael L. Gravelle
    Title: Executive Vice President,General Counsel and Corporate Secretary

Dated:  May 28, 2015

                                  Exhibit 99.1

                             Joint Filer Information
                                  (continued)

Name of Joint Filer:                   Chicago Title Insurance Company

Address of Joint Filer:                601 Riverside Avenue
                                       Jacksonville, Florida 32204

Relationship of Joint
Filer to Issuer:                       Member of 10% owner group

Issuer Name and Ticker or
Trading Symbol:                        Black Knight Financial Services, Inc.
                                       [BKFS]

Date of Event Requiring Statement
(Month/Day/Year):                      May 26, 2015

Designated Filer:                      FNTG Holdings, LLC

Signature:

CHICAGO TITLE INSURANCE COMPANY

By: /s/ Michael L. Gravelle
    --------------------------------------
    Name: Michael L. Gravelle
    Title: Executive Vice President, General Counsel and Corporate Secretary

Dated:  May 28, 2015

                                  Exhibit 99.1

                             Joint Filer Information
                                  (continued)

Name of Joint Filer:                   Fidelity National Title Insurance Company

Address of Joint Filer:                601 Riverside Avenue
                                       Jacksonville, Florida 32204

Relationship of Joint Filer to Issuer: Member of 10% owner group

Issuer Name and Ticker or
Trading Symbol:                        Black Knight Financial Services, Inc.
                                       [BKFS]
Date of Event Requiring Statement
(Month/Day/Year):                      May 26, 2015

Designated Filer:                      FNTG Holdings, LLC

Signature:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By: /s/ Michael L. Gravelle
    ---------------------------------------
    Name: Michael L. Gravelle
    Title: Executive Vice President, General Counsel and Corporate Secretary

Dated:  May 28, 2015